                                                                   Exhibit 10.20


                               FOURTH AMENDMENT TO
                            MASTER SERVICES AGREEMENT

         Confidential Treatment. The portions of this exhibit that have been replaced with "[*****]" have been filed separately with the Securities and Exchange Commission and are the subject of an application for confidential treatment.

         This Fourth Amendment ("Fourth Amendment") is effective as of the 24th day of July, 2000 ("Fourth Amendment Effective Date") and amends and supplements that certain Master Services Agreement, as amended (the "Agreement") dated as of the 9th day of December, 1999, by and between VALOR TELECOMMUNICATIONS ENTERPRISES, LLC (as successor to Valor Telecommunications Southwest, LLC, successor to dba Communications LLC) ("Client") and ALLTEL INFORMATION SERVICES, INC. ("ALLTEL").

                                   WITNESSETH:

         WHEREAS, Client desires to obtain additional services from ALLTEL and ALLTEL is willing to provide such services pursuant to the terms and conditions contained herein;

         NOW, THEREFORE, in consideration of the mutual promises and covenants herein, the parties agree as follows:

1.       The following new Section 6 shall be added to Exhibit A to the
         Agreement:

         "6. CALL CENTER AND ASSIGNMENT CENTER SUPPORT SERVICES. ALLTEL shall provide the resources described in this Section 6 to provide "Call Center and Assignment Center Support Services" consisting of agents to take customer inquiry and service order calls from Client's customers and other resources to provide other similar services as directed by Client.

                  6.1 CALL CENTER AND ASSIGNMENT CENTER RESOURCES. ALLTEL shall provide the following resources for the following time periods to provide the Call Center and Assignment Center Support Services:

                        NUMBER AND TYPE OF RESOURCE                                   START DATE      FINISH DATE
                        ---------------------------                                   ----------      -----------
 FOR CLIENT'S CALL CENTERS TEXARKANA, TX AND CARLSBAD, NM
 15      FULL SERVICE AGENTS (initially providing bill inquiry service)                7/24/2000      11/30/2000
 30      ADDITIONAL FULL SERVICE AGENTS (initially providing bill inquiry services)      7/31/00      11/30/2000
  5      ADDITIONAL FULL SERVICE AGENTS (initially providing bill inquiry services)     8/7/2000      11/30/2000
 20      BILL INQUIRY-ONLY AGENTS                                                       8/7/2000      10/31/2000
 20      ADDITIONAL BILL INQUIRY-ONLY AGENTS                                           8/21/2000      10/31/2000
 30      ADDITIONAL FULL SERVICE AGENTS                                                8/21/2000      11/13/2000
 20      FEATURE AND DISCONNECT ORDER AGENTS                                            9/1/2000      10/31/2000
 30      ADDITIONAL FULL SERVICE AGENTS                                                 9/5/2000      11/29/2000
110      FULL SERVICE AGENTS                                                          11/01/2000      11/30/2000
 55      FULL SERVICE AGENTS                                                          12/01/2000      01/31/2000

                        NUMBER AND TYPE OF RESOURCE                                   START DATE      FINISH DATE
                        ---------------------------                                   ----------      -----------
  4      CALL CENTER SUPERVISORS IN THE VALOR CENTERS                                   8/7/2000      01/31/2001
  1      CALL CENTER SUPERVISOR IN TEXARKANA, TX                                      02/01/2001      02/28/2001
  1      ADDITIONAL CALL CENTER SUPERVISOR IN DALLAS, TX                               8/14/2000      02/28/2001
  1      CALL CENTER MANAGER IN THE CARLSBAD, NM CALL CENTER                           7/31/2000        8/4/2000
 11      FTES                                                                           8/1/2000      12/31/2000
  5      ADDITIONAL FTES                                                                8/7/2000      12/31/2000
  1      ADDITIONAL FTES                                                               8/14/2000      12/31/2000
  1      ASSIGNMENT CENTER SUPERVISOR                                                  8/12/2000      12/31/2000
 18      EXPERIENCED ASSIGNORS                                                          8/1/2000        8/2/2000

                  Assignment Center services prior to August 1, 2000 shall be covered under a separate agreement for Oklahoma post-conversion support services.

                  6.2      EXTENSION OF CALL CENTER AGENTS.

                           (a) Client may extend the services of all or a portion of the full service agents by providing ALLTEL with written notice on or prior to November 1, 2000.

                           (b) Client may extend the services of all or a portion of the bill inquiry agents and/or feature and disconnect order agents by providing ALLTEL with written notice on or prior to October 16, 2000.

                  6.3      AGENT TRAINING. The agent resources described in
                           Section 6.1 shall have the training described in this Section. Additionally, ALLTEL shall provide and Client shall pay for training of additional agents (fifteen (15) agents) during each of the months of September and October an estimated thirty (30) as needed to compensate for attrition.

                           (a) Bill inquiry agents shall have ten (10) full days of training prior to starting production. Training shall include Customer Account Management System (CAMS), Report Viewing System (RVS) and Basic Telephony. Each agent shall also have soft skills training, business process training and on-the-job training by sitting with an experienced agent.

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


                           (c) Feature and disconnect order agents shall have two (2) days of training - one day of soft skills and telephony and one day of CCS.

                           The training described in this Section 6.3 shall be provided by ALLTEL or ALLTEL's subcontractor and shall be billed to Client in accordance with Section
                           2.6 of Exhibit E."

2.       The following new Section 2.6 shall be added to Exhibit E to the
         Agreement:

         "2.6 FEES FOR CALL CENTER AND ASSIGNMENT CENTER SUPPORT SERVICES. Client shall pay to ALLTEL the following Service Fees for the Call Center and Assignment Center Support Services:

                  (a) HOURLY CHARGES FOR CALL CENTER AGENT RESOURCES. ALLTEL will invoice Client monthly for the call center agent resources described in Section 6 of Exhibit A at the rates set forth below:

                           -        [*****] per hour, per agent for each
                                    training hour;

                           - [*****] per hour, per agent for each production hour; and

                           - An invoice processing and management fee of [*****] of the aggregate monthly charges for call center agent resources.

                           See Attachment A for a schedule of agents, hours in training and hours in production from July 24, 2000 through November 30, 2000.

                  (b) CHARGES FOR CALL CENTER SUPERVISORS AND MANAGERS. ALLTEL will invoice Client for the Call Center supervisor and manager resources described in Section 6 of Exhibit A at the rates set forth below:

                           - Four (4) call center supervisors: $[*****] per hour for six (6) months; and

                           - One (1) call center manager for Carlsbad, New Mexico for one (1) week: $[*****].

                  (c) CHARGES FOR ASSIGNMENT CENTER RESOURCES. ALLTEL will invoice Client for the Assignment Center resources described in Section 6.1 of Exhibit A at the rates set forth below:

                           - One (1) Assignment Center supervisor at a rate of $[*****] per hour;

                           - Eleven (11) to seventeen (17) FTE's at a rate of $[*****] per hour per analyst and $[*****] (plus overtime pay) per contractor; and

                           - Experienced assignors: $[*****] calculated as set forth in Attachment 1.

                  (d) INFRASTRUCTURE CHARGES. ALLTEL will invoice Client for the following infrastructure charges in connection with the Call Center and Assignment Center Support Services:

                           - One (1) T1 circuit from Twinsburg, Ohio to Lakeland Florida at a rate of $[*****] per month;

                           - Three (3) NxDS1 circuits from Twinsburg, Ohio to Lakeland, Florida at a rate of $[*****] per month;

                           - Network design and engineering, maintenance services, equipment and software and management services at a rate of $[*****] per month; and

                           - One-time expenses for project management and early termination charges by carrier for less than one year contract service period, $[*****].

                  (e) PASS-THROUGH EXPENSES. ALLTEL will invoice Client for the following Pass-Through Expenses:

                           -        Two (2) servers provided by ALLTEL's
                                    subcontractor;

                           - Use of ALLTEL corporate jet in connection with certain training services: $[*****]; and

                           - 800 Usage on T1s provided by ALLTEL's subcontractor, up to a total of nine (9) T1s.

3. All capitalized terms not otherwise defined in this Fourth Amendment shall have the same meaning set forth in the Agreement.

4. Except as herein expressly amended, the Agreement as previously amended is ratified, confirmed and remains in full force and effect.

5. All references to the Agreement shall mean as such Agreement is amended hereby and as may in the fume be amended, restated, supplemented or modified from time to time.

6. This Fourth Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

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


         IN WITNESS WHEREOF, the parties have executed this Fourth Amendment as of the Fourth Amendment Effective Date by their duly authorized representatives.

ALLTEL INFORMATION SERVICES, INC.                     VALOR TELECOMMUNICATIONS
                                                      ENTERPRISES, LLC

By:    /s/ Roger J. Leitner                           By:    /s/ Kenneth R. Cole
       ----------------------------------------              -------------------
Name:  /s/ Roger J. Leitner                           Name:  /s/ Kenneth R. Cole
       ----------------------------------------              -------------------
Title: President AIS Telecom                          Title: President
       ----------------------------------------              ---------

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